[Missing Graphic Reference]
USAA CORNERSTONE MODERATELY CONSERVATIVE FUND
USAA CORNERSTONE MODERATE FUND
USAA CORNERSTONE MODERATELY AGGRESSIVE FUND
USAA CORNERSTONE AGGRESSIVE FUND
SUPPLEMENT DATED DECEMBER 5, 2013
TO THE FUNDS' PROSPECTUS
DATED OCTOBER 1, 2013

This Supplement updates certain information contained in the above-dated prospectus for the USAA Cornerstone Moderately Conservative Fund, USAA Cornerstone Moderate Fund, USAA Cornerstone Moderately Aggressive Fund, and USAA Cornerstone Aggressive Fund (Funds). Please review this important information carefully.

Julianne Bass no longer serves as co-portfolio manager of the Funds and, therefore, all references to Ms. Bass in the Funds' prospectus are hereby deleted. Ms. Bass continues to co-manage the USAA Income, USAA Intermediate-Term Bond, USAA Short-Term Bond, USAA High Income, USAA Total Return Strategy, USAA Real Return, and USAA Global Managed Volatility Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

97958-1213